Exhibit 21

Liberty Global plc Subsidiaries
December 31, 2014

Name	Country
Liberty Movies Australia Pty Limited	Australia
UPC Austria GmbH	Austria
UPC Austria Services GmbH	Austria
UPC Business Austria GmbH	Austria
UPC Cablecom Austria GmbH	Austria
UPC DSL Telecom GmbH	Austria
UPC Oberöstereich GmbH	Austria
UPC Telekabel Wien GmbH	Austria
UPC Telekabel-Fernsehnetz Region Baden Betriebe GmbH	Austria
UPC Telekabel-Fernsehnetz Wiener Neustadt Neunkirchen Betriebs GmbH	Austria
Telenet Group Holding N.V.	Belgium
Telenet Mobile NV	Belgium
Telenet NV	Belgium
Telenet Service Center BV/BA	Belgium
Telenet Tecteo Bidco NV	Belgium
Telenet Vlaanderen NV	Belgium
T-VGAS NV	Belgium
Diego Bidco Ltd.	Cayman Islands
LCPR Cayman Holding Inc.	Cayman Islands
United Chile Ventures, Inc.	Cayman Islands
Birmingham Cable Finance Limited	Channel Islands
Cable Finance Limited	Channel Islands
IVS Cable Holdings Limited	Channel Islands
Bazuca.com, Chile S.p.A.	Chile
Sociedad Televisora CBC Limitada	Chile
VTR Chile Holdings S.p.A	Chile
VTR Comunicaciones S.p.A.	Chile
VTR Galaxy Chile S.p.A.	Chile
VTR Global Carrier S.A.	Chile
VTR GlobalCom S.p.A.	Chile
VTR Ingeniería S.A.	Chile
VTR Movíl S.p.A.	Chile
VTR Southam Chile S.p.A.	Chile
UPC Ceska Republica Sro	Czech Republic
UPC Infrastructure s.r.o.	Czech Republic
UPC Real Estate s.r.o.	Czech Republic
UPC Broadband France S.A.S.	France
UPC Broadband France SNC	France
Arena Sport Rechte und Marketing GmbH	Germany
CM CE Services GmbH	Germany
Kabel BW GmbH	Germany

Name	Country
Unitymedia Hessen GmbH & Co. KG	Germany
Unitymedia Hessen Verwaltungs GmbH	Germany
Unitymedia International GmbH	Germany
Unitymedia KabelBW GmbH	Germany
Unitymedia Management GmbH	Germany
Unitymedia NRW GmbH	Germany
Unitymedia Services GmbH	Germany
UPC Germany Financing Holding GmbH	Germany
UPC Germany NewCo GmbH	Germany
LGI China Holdings, Limited	Hong Kong
Netfront Information Technology Ltd.	Hong Kong
Sky Vision Ltd.	Hong Kong
UPC Magyarorszag Kft	Hungary
Cable Management Ireland Ltd.	Ireland
CableTel Northern Ireland Limited	Ireland
Chorus Communications Ltd.	Ireland
Imminus (Ireland) Limited	Ireland
Independent Wireless Cable Ltd.	Ireland
LGI DTH Ireland	Ireland
NTL Communications (Ireland) Ltd.	Ireland
NTL Irish Networks Ltd.	Ireland
Suir Nore Relays Ltd.	Ireland
Tara Television Ltd.	Ireland
Ulana Business Management Ltd	Ireland
UPC Broadband Ireland Ltd	Ireland
UPC Communications Ireland Ltd	Ireland
Westward Horizon Ltd	Ireland
Finance Center Telenet Sarl	Luxembourg
Future Entertainment Sarl	Luxembourg
Magrina Sarl	Luxembourg
Telenet International Finance Sarl	Luxembourg
Telenet Luxembourg Finance Center Sarl	Luxembourg
Telenet Solutions Luxemburg NV	Luxembourg
UPC DTH Leasing Sarl	Luxembourg
UPC DTH Sarl	Luxembourg
UPC DTH Slovakia Sarl	Luxembourg
Liberty Global Holding Limited	Malta
Liberty Global Insurance Company Limited	Malta
2014 Film1 BV	Netherlands
Bicatobe Investments B.V.	Netherlands
Binan Investments B.V.	Netherlands
Chellomedia Services B.V.	Netherlands
CM Priority B.V.	Netherlands
DLG Acquisitions Limited	Netherlands
DLG Financing 1 Limited	Netherlands
DLG Financing 2 Limited	Netherlands

Name	Country
Finco Handsets Nederland BV	Netherlands
Labesa Holding B.V.	Netherlands
LGCI Holdco I BV	Netherlands
LGE Holdco V BV	Netherlands
LGE Holdco VI BV	Netherlands
LGE Holdco VII BV	Netherlands
LGE Holdco VIII BV	Netherlands
LGE Intermediate HoldCo BV	Netherlands
LGE SubCo BV	Netherlands
LGI China Holdings B.V.	Netherlands
LGI Mobile BV	Netherlands
LGI Ventures B.V.	Netherlands
Liberty Global B.V.	Netherlands
Liberty Global CM B.V.	Netherlands
Liberty Global Content Investments BV	Netherlands
Liberty Global Content Netherlands BV	Netherlands
Liberty Global Europe Financing B.V.	Netherlands
Liberty Global Europe Holding B.V.	Netherlands
Liberty Global Europe Investments B.V.	Netherlands
Liberty Global Europe Management B.V.	Netherlands
Liberty Global Holding B.V.	Netherlands
Liberty Global New Ventures B.V.	Netherlands
Liberty Global Operations B.V.	Netherlands
Liberty Global Services B.V.	Netherlands
Liberty Global Ventures Holding BV	Netherlands
Lila Chile Holdings BV	Netherlands
Priority Telecom B.V.	Netherlands
Priority Wireless B.V.	Netherlands
UGC Australia BV	Netherlands
UPC Belgium B.V.	Netherlands
UPC Broadband B.V.	Netherlands
UPC Broadband Holding B.V.	Netherlands
UPC Broadband Ireland B.V.	Netherlands
UPC Central Europe Holding B.V.	Netherlands
UPC Chile Holding BV	Netherlands
UPC Czech Holding B.V.	Netherlands
UPC Direct Programming II B.V.	Netherlands
UPC Equipment BV	Netherlands
UPC Extra II B.V.	Netherlands
UPC France Holding B.V.	Netherlands
UPC Germany Holding B.V.	Netherlands
UPC Holding B.V.	Netherlands
UPC Holding II B.V.	Netherlands
UPC International Operations BV	Netherlands
UPC Internet Holding B.V.	Netherlands
UPC Luxembourg Holding B.V.	Netherlands

Name	Country
UPC Nederland B.V.	Netherlands
UPC Nederland Business B.V.	Netherlands
UPC Nederland Mobile B.V.	Netherlands
UPC Nederland Netwerk 2 BV	Netherlands
UPC Nederland Services B.V.	Netherlands
UPC Poland Holding B.V.	Netherlands
UPC Romania Holding B.V.	Netherlands
UPC Southern Europe Holding BV	Netherlands
UPC Switzerland Holding BV	Netherlands
UPC Western Europe Holding B.V.	Netherlands
VTR Finance BV	Netherlands
Ziggo Holding BV	Netherlands
Zesko BV	Netherlands
Torenspits BV	Netherlands
Plinius Investments BV	Netherlands
Ziggo Bond Company BV	Netherlands
Amsterdamse Beheer-en Consultingmaatschappij BV	Netherlands
Torenspits II BV	Netherlands
Ziggo BV	Netherlands
Ziggo Deelnemingen BV	Netherlands
Ziggo Netwerk BV	Netherlands
Ziggo Netwerk II BV	Netherlands
Breedband Breda BV	Netherlands
TeleCai Den Haag BV	Netherlands
Esprit Telecom BV	Netherlands
Zoranet Connectivity Services BV	Netherlands
XB Facilities BV	Netherlands
Zomerwind Holding B.V.	Netherlands
ZUMB B.V.	Netherlands
Aster Marketing Sp. z o.o	Poland
Azart-Sat Sp Zoo	Poland
Telco Lublin Sp Zoo	Poland
UPC Polska Sp. z o.o	Poland
Liberty Cablevision of Puerto Rico LLC	Puerto Rico
Focus Sat Romania Srl (aka Focus Sat Srl)	Romania
UPC Romania Srl	Romania
JimJam East LLC	Russia
Zone East 1 LLC	Russia
Zone East 2 LLC	Russia
Zone East LLC (aka OOO "30YH BOCTOK")	Russia
CableTel Scotland Limited	Scotland
Capital City Cablevision Limited	Scotland
Dundee Cable and Satellite Limited	Scotland
Hieronymous Limited	Scotland

Name	Country
ntl Glasgow Holdings Limited	Scotland
Perth Cable Television Limited	Scotland
SANE Network Limited	Scotland
Telewest Communications (Cumbernauld) Limited	Scotland
Telewest Communications (Dumbarton) Limited	Scotland
Telewest Communications (Dundee & Perth) Limited	Scotland
Telewest Communications (Falkirk) Limited	Scotland
Telewest Communications (Glenrothes) Limited	Scotland
Telewest Communications (Motherwell) Limited	Scotland
Telewest Communications (Scotland Holdings) Limited	Scotland
Telewest Communications (Scotland) Limited	Scotland
Telewest Communications (Scotland) Venture (P)	Scotland
Trnavatel s.r.o.	Slovak Rep.
UPC Broadband Slovakia sro	Slovak Rep.
RAE Regionalantenne Ermatingen AG	Switzerland
Sitel SA	Switzerland
Stadtantenne Kreuzlingen AG	Switzerland
Telelavaux SA	Switzerland
UPC Cablecom GmbH	Switzerland
Video 2000 SA	Switzerland
Wicab GmbH	Switzerland
Action Stations (2000) Limited	United Kingdom
Action Stations (Lakeside) Limited	United Kingdom
All3Media Holdings Ltd	United Kingdom
Anglia Cable Communications Limited	United Kingdom
Avon Cable Investments Limited	United Kingdom
Avon Cable Joint Venture (P)	United Kingdom
Barnsley Cable Communications Limited	United Kingdom
BCMV Leasing Limited	United Kingdom
BCMV Limited	United Kingdom
Birmingham Cable Corporation Limited	United Kingdom
Birmingham Cable Limited	United Kingdom
Blue Yonder Workwise Limited	United Kingdom
Bluebottle Call Limited	United Kingdom
Bradford Cable Communications Limited	United Kingdom
Cable Adnet Limited	United Kingdom
Cable Camden Limited	United Kingdom
Cable Communications Limited	United Kingdom
Cable Enfield Limited	United Kingdom
Cable Hackney & Islington Limited	United Kingdom
Cable Haringey Limited	United Kingdom
Cable Internet Limited	United Kingdom
Cable London Limited	United Kingdom
Cable on Demand Limited	United Kingdom
CableTel (UK) Limited	United Kingdom
CableTel Cardiff Limited	United Kingdom

Name	Country
CableTel Herts and Beds Limited	United Kingdom
CableTel Surrey and Hampshire Limited	United Kingdom
CableTel West Riding Limited	United Kingdom
Cambridge Cable Services Limited	United Kingdom
Cambridge Holding Company Limited	United Kingdom
CCL Corporate Communication Services Limited	United Kingdom
Central Cable Sales Limited	United Kingdom
Continental Shelf 16 Limited	United Kingdom
Credit-Track Debt Recovery Limited	United Kingdom
Crystal Palace Radio Limited	United Kingdom
Diamond Cable Communications Limited	United Kingdom
Doncaster Cable Communications Limited	United Kingdom
East Coast Cable Limited	United Kingdom
Ed Stone Limited	United Kingdom
EMS Investments Limited	United Kingdom
Eurobell (Holdings) Limited	United Kingdom
Eurobell (IDA) Limited	United Kingdom
Eurobell (No 2) Limited	United Kingdom
Eurobell (No 3) Limited	United Kingdom
Eurobell (No 4) Limited	United Kingdom
Eurobell (South West) Limited	United Kingdom
Eurobell (Sussex ) Limited	United Kingdom
Eurobell (West Kent) Limited	United Kingdom
Eurobell Internet Services Limited	United Kingdom
Eurobell Limited	United Kingdom
Filegale Limited	United Kingdom
FinCo Partner 1 BV	United Kingdom
Fleximedia Limited	United Kingdom
Flextech (1992) Limited	United Kingdom
Flextech (Kindernet Investment) Limited	United Kingdom
Flextech (Travel Channel) Limited	United Kingdom
Flextech B Limited	United Kingdom
Flextech Broadband Holdings Limited	United Kingdom
Flextech Broadband Limited	United Kingdom
Flextech Broadcasting Limited	United Kingdom
Flextech Business News Limited	United Kingdom
Flextech C	United Kingdom
Flextech Childrens Channel Limited	United Kingdom
Flextech Communications Limited	United Kingdom
Flextech Digital Broadcasting Limited	United Kingdom
Flextech Distribution Limited	United Kingdom
Flextech Family Channel Limited	United Kingdom
Flextech Homeshopping Limited	United Kingdom
Flextech Interactive Limited	United Kingdom
Flextech IVS Limited	United Kingdom
Flextech L Limited	United Kingdom

Name	Country
United Kingdom
Flextech Media Holdings Limited	United Kingdom
Flextech Music Publishing Limited	United Kingdom
Flextech T Limited	United Kingdom
Flextech Ventures Limited	United Kingdom
Flextech Video Games Limited	United Kingdom
Flextech-Flexinvest Limited	United Kingdom
Florida Homeshopping Limited	United Kingdom
General Cable Group Limited	United Kingdom
General Cable Holdings Limited	United Kingdom
General Cable Investments Limited	United Kingdom
General Cable Limited	United Kingdom
General Cable Programming Limited	United Kingdom
Global Handset Finco Ltd	United Kingdom
Halifax Cable Communications Limited	United Kingdom
Interactive Digital Sales Limited	United Kingdom
Jewel Holdings	United Kingdom
Lanbase European Holdings Limited	United Kingdom
Lanbase Limited	United Kingdom
Lewis Reed Debt Recovery Limited	United Kingdom
Liberty Global Broadband II Limited	United Kingdom
Liberty Global CIHB Ltd	United Kingdom
Liberty Global Content Investments Holding Ltd.	United Kingdom
Liberty Global Content Ltd.	United Kingdom
Liberty Global Europe Ltd.	United Kingdom
Liberty Global Incorporated Limited	United Kingdom
Liberty Global plc	United Kingdom
Lynx Europe 2 Limited	United Kingdom
Lynx Europe 4 Limited	United Kingdom
M&NW Network II Limited	United Kingdom
M&NW Network Limited	United Kingdom
Matchco Directors Limited	United Kingdom
Matchco Limited	United Kingdom
Matchco Secretaries Limited	United Kingdom
Mayfair Way Management Limited	United Kingdom
Middlesex Cable Limited	United Kingdom
Network Gaming Consulting Limited	United Kingdom
ntl (Aylesbury and Chiltern) Limited	United Kingdom
ntl (B) Limited	United Kingdom
ntl (BCM Plan) Pension Trustees Limited	United Kingdom
ntl (Broadland) Limited	United Kingdom
ntl (County Durham) Limited	United Kingdom
ntl (CRUK)	United Kingdom
ntl (CWC Holdings)	United Kingdom

Name	Country
ntl (CWC) Corporation Limited	United Kingdom
ntl (CWC) Limited	United Kingdom
ntl (CWC) UK	United Kingdom
ntl (Ealing) Limited	United Kingdom
ntl (Fenland) Limited	United Kingdom
ntl (Hampshire) Limited	United Kingdom
ntl (Harrogate) Limited	United Kingdom
ntl (Kent) Limited	United Kingdom
ntl (Leeds) Limited	United Kingdom
ntl (Norwich) Limited	United Kingdom
ntl (Peterborough) Limited	United Kingdom
ntl (South East) Limited	United Kingdom
ntl (South London) Limited	United Kingdom
ntl (Southampton and Eastleigh) Limited	United Kingdom
ntl (V)	United Kingdom
ntl (V) Plan Pension Trustees Limited	United Kingdom
ntl (Wearside) Limited	United Kingdom
ntl (West London) Limited	United Kingdom
ntl (YorCan) Limited	United Kingdom
ntl (York) Limited	United Kingdom
ntl Acquisition Company Limited	United Kingdom
ntl Bolton Cablevision Holding Company	United Kingdom
ntl Business (Ireland) Limited	United Kingdom
ntl Business Limited	United Kingdom
ntl CableComms Bolton	United Kingdom
ntl CableComms Bolton Leasing Limited	United Kingdom
ntl CableComms Bromley	United Kingdom
ntl CableComms Bromley Leasing Limited	United Kingdom
ntl CableComms Bury and Rochdale	United Kingdom
ntl CableComms Cheshire	United Kingdom
ntl CableComms Derby	United Kingdom
ntl CableComms Derby Leasing Limited	United Kingdom
ntl CableComms East Lancashire	United Kingdom
ntl CableComms Greater Manchester	United Kingdom
ntl CableComms Greater Manchester Leasing Limited	United Kingdom
ntl CableComms Group Limited	United Kingdom
ntl CableComms Holdings No 1 Limited	United Kingdom
ntl CableComms Holdings No 2 Limited	United Kingdom
ntl CableComms Limited	United Kingdom
ntl CableComms Macclesfield	United Kingdom
ntl CableComms Manchester Limited	United Kingdom
ntl CableComms Oldham and Tameside	United Kingdom
ntl CableComms Solent	United Kingdom
ntl CableComms Staffordshire	United Kingdom
ntl CableComms Stockport	United Kingdom
ntl CableComms Surrey	United Kingdom

Name	Country
ntl CableComms Surrey Leasing Limited	United Kingdom
ntl CableComms Sussex	United Kingdom
ntl CableComms Sussex Leasing Limited	United Kingdom
ntl CableComms Wessex	United Kingdom
ntl CableComms Wessex Leasing Limited	United Kingdom
ntl CableComms Wirral	United Kingdom
ntl CableComms Wirral Leasing Limited	United Kingdom
ntl Cambridge Limited	United Kingdom
ntl Chartwell Holdings Limited	United Kingdom
ntl Communications Services Limited	United Kingdom
ntl Darlington Limited	United Kingdom
ntl Derby Cablevision Holding Company	United Kingdom
ntl Digital Ventures Limited	United Kingdom
ntl Fawnspring Limited	United Kingdom
ntl Funding Limited	United Kingdom
ntl Glasgow	United Kingdom
ntl Glasgow Holdings Limited	United Kingdom
ntl Holdings (Broadland) Limited	United Kingdom
ntl Holdings (East London) Limited	United Kingdom
ntl Holdings (Fenland) Limited	United Kingdom
ntl Holdings (Leeds) Limited	United Kingdom
ntl Holdings (Norwich) Limited	United Kingdom
ntl Holdings (Peterborough) Limited	United Kingdom
ntl Internet Services Limited	United Kingdom
ntl Irish Holdings Limited	United Kingdom
ntl Kirklees	United Kingdom
ntl Kirklees Holdings Limited	United Kingdom
ntl Manchester Cablevision Holding Company	United Kingdom
ntl Microclock Services Limited	United Kingdom
ntl Midlands Leasing Limited	United Kingdom
ntl Midlands Limited	United Kingdom
ntl National Networks Limited	United Kingdom
ntl Partcheer Company Limited	United Kingdom
ntl Pension Trustees Limited	United Kingdom
ntl Rectangle Limited	United Kingdom
ntl Sideoffer Limited	United Kingdom
ntl Solent Telephone and Cable TV Company Limited	United Kingdom
ntl South Central Limited	United Kingdom
ntl South Wales Limited	United Kingdom
ntl Streetunique Projects Limited	United Kingdom
ntl Streetunit Projects Limited	United Kingdom
ntl Streetusual Services Limited	United Kingdom
ntl Streetvision Services Limited	United Kingdom
ntl Streetvital Services Limited	United Kingdom
ntl Streetwarm Services Limited	United Kingdom
ntl Streetwide Services Limited	United Kingdom

Name	Country
ntl Strikeagent Trading Limited	United Kingdom
ntl Strikeamount Trading Limited	United Kingdom
ntl Strikeapart Trading Limited	United Kingdom
ntl Technical Support Company Limited	United Kingdom
ntl Teesside Limited	United Kingdom
ntl Telecom Services Limited	United Kingdom
ntl Trustees Limited	United Kingdom
ntl UK Telephone and Cable TV Holding Company Limited	United Kingdom
ntl Victoria II Limited	United Kingdom
ntl Victoria Limited	United Kingdom
ntl Winston Holdings Limited	United Kingdom
ntl Wirral Telephone and Cable TV Company	United Kingdom
Omne Telecommunications Limited	United Kingdom
Pinnacle Debt Recovery Limited	United Kingdom
Rapid Business Solutions Limited	United Kingdom
Rapid Travel Solutions Limited	United Kingdom
Screenshop Limited	United Kingdom
Sheffield Cable Communications Limited	United Kingdom
Smallworld Cable Limited	United Kingdom
Smashedatom Limited	United Kingdom
Southwestern Bell International Holdings Limited	United Kingdom
Supporthaven Limited	United Kingdom
Telewest Communications (Central Lancashire) Limited	United Kingdom
Telewest Communications (Cotswolds) Limited	United Kingdom
Telewest Communications (Cotswolds) Venture (P)	United Kingdom
Telewest Communications (Fylde & Wyre) Limited	United Kingdom
Telewest Communications (Internet) Limited	United Kingdom
Telewest Communications (Liverpool) Limited	United Kingdom
Telewest Communications (London South) Joint Venture (P)	United Kingdom
Telewest Communications (London South) Limited	United Kingdom
Telewest Communications (Midlands and North West) Leasing Limited	United Kingdom
Telewest Communications (Midlands and North West) Limited	United Kingdom
Telewest Communications (Midlands) Limited	United Kingdom
Telewest Communications (North East) Limited	United Kingdom
Telewest Communications (North East) Partnership (P)	United Kingdom
Telewest Communications (North West) Limited	United Kingdom
Telewest Communications (Publications) Limited	United Kingdom
Telewest Communications (South East) Limited	United Kingdom
Telewest Communications (South East) Partnership (P)	United Kingdom
Telewest Communications (South Thames Estuary) Limited	United Kingdom
Telewest Communications (South West) Limited	United Kingdom
Telewest Communications (Southport) Limited	United Kingdom
Telewest Communications (St Helens & Knowsley) Limited	United Kingdom
Telewest Communications (Telford) Limited	United Kingdom
Telewest Communications (Tyneside) Limited	United Kingdom
Telewest Communications (Wigan) Limited	United Kingdom

Name	Country
Telewest Communications Cable Limited	United Kingdom
Telewest Communications Holdco Limited	United Kingdom
Telewest Communications Holdings Limited	United Kingdom
Telewest Communications Networks Limited	United Kingdom
Telewest Limited	United Kingdom
Telewest Parliamentary Holdings Limited	United Kingdom
Telewest Secretaries Limited	United Kingdom
Telewest Trustees Limited	United Kingdom
Telewest UK Limited	United Kingdom
Telewest Workwise Limited	United Kingdom
The Cable Corporation Limited	United Kingdom
The North London Channel Limited	United Kingdom
The Yorkshire Cable Group Limited	United Kingdom
Theseus No. 1 Limited	United Kingdom
Theseus No.2 Limited	United Kingdom
TVS Television Limited	United Kingdom
Tyneside Cable Limited Partnership (P)	United Kingdom
United Artists Investments Limited	United Kingdom
UPC Broadband UK Limited	United Kingdom
Virgin Media Business Limited	United Kingdom
Virgin Media Communications Limited	United Kingdom
Virgin Media Communications Networks Limited	United Kingdom
Virgin Media Directors Limited	United Kingdom
Virgin Media Employee Medical Trust Limited	United Kingdom
Virgin Media Finance plc	United Kingdom
Virgin Media Finco Limited	United Kingdom
Virgin Media Investment Holdings Limited	United Kingdom
Virgin Media Investments Limited	United Kingdom
Virgin Media Limited	United Kingdom
Virgin Media Mobile Finance Limited	United Kingdom
Virgin Media Payments Limited	United Kingdom
Virgin Media Sales Limited	United Kingdom
Virgin Media Secretaries Limited	United Kingdom
Virgin Media Secured Finance plc	United Kingdom
Virgin Media SFA Finance Limited	United Kingdom
Virgin Media Wholesale Limited	United Kingdom
Virgin Mobile Group (UK) Limited	United Kingdom
Virgin Mobile Holdings (UK) Limited	United Kingdom
Virgin Mobile Telecoms Limited	United Kingdom
Virgin Net Limited	United Kingdom
VM Pension Asset Company Limited	United Kingdom
VM Real Estate Limited	United Kingdom
VM Sundial Limited	United Kingdom
VMFH Limited	United Kingdom
VMIH Sub Limited	United Kingdom
VMWH Limited	United Kingdom

Name	Country
W Television Leasing Limited	United Kingdom
Wakefield Cable Communications Limited	United Kingdom
Windsor Television Limited	United Kingdom
Workplace Technologies Trustees Company Limited	United Kingdom
X-TANT Limited	United Kingdom
Yorkshire Cable Communications Limited	United Kingdom
Yorkshire Cable Finance Limited	United Kingdom
Yorkshire Cable Limited	United Kingdom
Yorkshire Cable Properties Limited	United Kingdom
Yorkshire Cable Telecom Limited	United Kingdom
Avon Cable Limited Partnership (P)	USA-Colo
Cotswolds Cable Limited Partnership (P)	USA-Colo
Edinburgh Cable Limited Partnership (P)	USA-Colo
Estuaries Cable Limited Partnership (P)	USA-Colo
LGI International Holdings, Inc.	USA-Colo
LGI Technology Holdings Inc.	USA-Colo
Liberty Global Management, LLC	USA-Colo
Liberty Global Services II, LLC	USA-Colo
Liberty Global Services, LLC	USA-Colo
Liberty Home Shop International, Inc.	USA-Colo
London South Cable Partnership (P)	USA-Colo
Lynx Finance 1 LLC	USA-Colo
Merger Sub Inc.	USA-Colo
TCI US West Cable Communications Group (P)	USA-Colo
UIH Philippines Holdings, LLC	USA-Colo
UIH SFCC Holdings L.P.	USA-Colo
UIH SFCC II, LLC	USA-Colo
UIH SFCC LP	USA-Colo
UIM Aircraft, LLC	USA-Colo
United AUN, LLC	USA-Colo
United Austar Partners	USA-Colo
United Cable (London South) Limited Partnership (P)	USA-Colo
United Chile, LLC	USA-Colo
Virgin Media Group LLC	USA-Colo
Virgin Media Inc.	USA-Colo
Associated SMR, Inc.	USA-Del
Chartwell Investors, LP	USA-Del
LCPR Ventures LLC	USA-Del
Leo Cable LLC	USA-Del
Leo Cable LP	USA-Del
LG Financing Partnership	USA-Del
LGI Broadband Operations, Inc.	USA-Del
LGI International, Inc.	USA-Del
LGI Ventures Management, Inc.	USA-Del
LGJ Holdings LLC	USA-Del
Liberty Global Europe, Inc.	USA-Del

Name	Country
Liberty Global Japan, LLC	USA-Del
Liberty Global, Inc.	USA-Del
Liberty Japan MC, LLC	USA-Del
Liberty Japan V, Inc.	USA-Del
Liberty Media International Holdings, LLC	USA-Del
Liberty Programming Japan, LLC	USA-Del
Liberty VIV II, Inc.	USA-Del
LMI Japan Management, Inc.	USA-Del
LMINT Holdings, LLC	USA-Del
NNS UK Holdings 1 LLC	USA-Del
NNS UK Holdings 2, Inc	USA-Del
North CableComms Holdings, Inc	USA-Del
North CableComms LLC	USA-Del
North CableComms Management, Inc	USA-Del
NTL (Triangle) LLC	USA-Del
NTL Bromley Company	USA-Del
NTL CableComms Group, Inc	USA-Del
NTL Chartwell Holdings 2, Inc	USA-Del
NTL Chartwell Holdings, Inc	USA-Del
NTL North CableComms Holdings, Inc	USA-Del
NTL North CableComms Management, Inc	USA-Del
NTL Programming Subsidiary Company	USA-Del
NTL Solent Company	USA-Del
NTL South CableComms Holdings, Inc	USA-Del
NTL South CableComms Management, Inc	USA-Del
NTL Surrey Company	USA-Del
NTL Sussex Company	USA-Del
NTL UK CableComms Holdings, Inc	USA-Del
NTL Wessex Company	USA-Del
NTL Winston Holdings, Inc	USA-Del
NTL Wirral Company	USA-Del
Priority Telecom Service Corporation, Inc.	USA-Del
South CableComms Holdings, Inc	USA-Del
South CableComms LLC	USA-Del
South CableComms Management, Inc	USA-Del
Telewest Global Finance LLC	USA-Del
United Asia\Pacific Communications, LLC	USA-Del
UnitedGlobalCom, Inc.	USA-Del
UPC Financing Partnership	USA-Del
Virgin Media (UK) Group LLC	USA-Del
Virgin Media Bristol LLC	USA-Del
Virgin Media Dover LLC	USA-Del
Winston Investors LLC	USA-Del